Bank of America Merrill Lynch 2013 Health Care Conference

May 16, 2013

Omnicare

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Primary Businesses

Two Distinct Growth Segments

Long-Term Care Group		Specialty Care Group
Institutional pharmacy	**Business Overview**	Specialty pharmaceutical services and end-of-life care management
Skilled nursing, assisted living and other chronic care institutions	**Customers**	Patients, providers, care-givers, nurses, physicians, manufacturers
Industry leader	**Market Position**	Varies by operating platform
~110 million	**Annual Prescriptions**	~8 million(1)

1. *Prescriptions dispensed not directly correlated to revenues due to division's biopharma commercialization services business.*

Omnicare

Omnicare's Primary Businesses

By the Numbers

LTM 3/31/13 Revenue(1)


$7.4M
$1,377.7M
$4,707.2M
Long Term Care
Specialty Care
Other

LTM 3/31/13 Adjusted Operating Income(1)(2)(3)


-$189.1M
$139.4M
$615.3M
Long Term Care
Specialty Care
Other

While LTC represents majority of operating income, SCG growth has recently outpaced LTC

1. *See Appendix Exhibit 1 for reconciliation of LTM 3/31/13 segment results*
2. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
3. *Adjusted operating income (EBIT): Represents earnings before interest expense (net of investment income) and income taxes. Omnicare believes that certain investors find EBIT to be a useful tool for measuring a company's operating performance. Omnicare's calculation of EBIT may differ from the calculation of EBIT by others.*

Omnicare

Demographic Trends

Aging Population Shaping US Healthcare Systems(1)



450,000,000
425,000,000
400,000,000
375,000,000
350,000,000
325,000,000
300,000,000
275,000,000
250,000,000
U.S. Population
Aged 85+
Aged 65-84
Under 65
2.9% CAGR
1.5% CAGR
0.4% CAGR
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population(2)

1. *U.S. Census Bureau*
2. *IMS – The Use of Medicines in the United States: Review of 2011*

Omnicare

Long-Term Care Group

Institutional Pharmacy Value Proposition







	Clinical Services	Pharmacy Operations	Technology Services
Standard	SNF chart reviews Regular point of contact for customer	Unit dose medication packaging 24/7 medication delivery to meet admission schedule	Faxed new and refill orders Payer source verification
Omnicare Differentiators	Industry standard Geriatric Pharmaceutical Guidelines® Facility formulary initiatives Pharmacy clinical edits Generics first Utilization solutions	eRefill Managed care exclusions Discharge to home Returns Split billing Proprietary automation	Omniview reporting MyOmniview OmniviewDr Electronic Medication Administration Record (eMAR) Census feed

Omnicare

Specialty Pharmaceutical Market Trends

Pharmaceutical Pipeline Abundant with Specialty Products[1]


Marketed & Approved Products
Specialty Drugs
8%
Traditional Drugs
92%
0%
25%
50%
75%
100%
Market Share


Pipeline Products
Specialty Drugs
42%
Traditional Drugs
58%
0%
20%
40%
60%
80%
Share of Development Pipeline

More than 900 **specialty products** in the **pipeline**[2],
with over 400 in late-stage development

1. *Source: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012*
2. *Source: PhRMA, Biotechnology Medicines in Development – 2011*

Omnicare

Specialty Care Group – Competitive Advantage

Omnicare's Five Operating Platforms



Brand Support Services
Supply Chain Solutions
Patient Support Services
Specialty Pharmacy
End of Life Care
Customer
Manufacturer
Third Party Payers
Hospices
Revenue
Fee for Service Model
Buy/Sell Model
Per Diem Model
Product
Manufacturer owns the product
SCG owns the product

SCG platforms provide a wide range of offerings which provide unique value to our manufacturer clients

Omnicare's Compelling Ability to Create Value

Focus on Three Priorities

LTC Organic Growth	• Sales and operational realignment • Script growth
SCG Momentum	• Consistent innovation and operating discipline • Rapidly growing market
Efficient Capital Allocation	• Strong cash flow generation • Flexible capital structure • Focus on returning value to shareholders through dividends and share repurchases

Increased Shareholder **Value**

Omnicare

Omnicare

Financial Overview

First-Quarter 2013 Highlights

- Gross profit of $370.8M; gross margin expanded 121 bps to 24.32%;
- Adjusted cash earnings per diluted share[1] of $0.90; 11.1% higher than 1Q12 of $0.81
- Cash flows from operations of $108.9M; 8.5% year-over-year increase
- SG&A expenses declined 5.7% sequentially to $201.8M, following return to more normalized employee benefit costs; 0.8% higher than 1Q12 reflecting inflationary increases in payroll and other items
- Long-Term Care Group first-quarter performance:
  - Net sales 11% lower vs. 1Q12; generic dispensing rate increased 270 bps year-over year to 82.8% (84.1% excluding the impact of short-cycle dispensing implementation that resulted in 385,000 additional branded prescriptions)
  - Adjusted operating income[1] of $155.1M increased $0.9M year-over-year, primarily due to increased generic drug utilization
- Specialty Care Group first-quarter performance:
  - Net sales increased 26% year-over-year to $369.2M
  - Adjusted operating income[1] of $38.0M was 26% higher than 1Q12

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Omnicare

Operating Performance

Eight-Quarter Trend[1] *(in millions, except percentage data)*


34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Presription Dispensed


85%
84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Generic Dispense Rate


$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Net Sales


16.4% EPS CAGR
$110
$100
$90
$80
$70
$60
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Adjusted Cash Based Net Income
Diluted Cash EPS

1. *Excludes discontinued operations.*

Omnicare

Focus on Cash Flow

Cash Flow Drives Substantial Value

- Highly compelling financial attribute is cash flow generation capability
  - High quality of earnings
  - Creates flexibility for capital allocation initiatives



Quarterly Adjusted EBITDA(1) vs. CFFO
(in $ millions)
$250
$200
$150
$100
$50
$0
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Adjusted EBITDA
Cash Flow from Operations

Omnicare has generated over $1.0 billion in cash flows from operations in the last two years

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page*

Omnicare

Efficiently Leveraging Omnicare's Assets

Capital Allocation

- Three-year track record of returning capital to shareholders
  - Increased dividend four times and over 500% since July 2010 ($0.56 /share/yr)
  - Approved four share repurchase authorizations for $850M total



Capital Returned to Shareholders
(in $ millions)
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2010
2011
2012
Share Repurchases
Dividend

- Omnicare announced a $250M accelerated share repurchase program in November 2012, at the time representing approximately 6.5%[(2)] of outstanding share count

1. *Target return to shareholders based on existing authorization amount and expiration date, the current dividend payout and historical cash flows.*
2. *Based on diluted share count for 3Q12 and closing stock price on 11/28/12.*

Omnicare

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation


Omnicare
Competitive differentiators…
• Clinical Expertise
• Integrated offering
Compelling opportunity…
• Purchasing abilities
• Operating infrastructure
Creating Value
Positioned to Capitalize…
• Demographic trends
• Specialty market
Captial Allocation…
• Return to shareholders
• Attractive acquisitions

Omnicare



Omnicare

Bank of America Merrill Lynch 2013 Health Care Conference

May 16, 2013

Omnicare

Appendix

Exhibit 1 – Segment Reconciliation

Last Twelve Months ("LTM") March 31, 2013

(in thousands)	Q2 2012	Q3 2012	Q4 2012	Q1 2013	LTM Mar. 31, 2013
Long Term Care Segment					
Revenue	$ 1,202,801	$ 1,165,703	$ 1,183,582	$ 1,155,146	$ 4,707,232
Adjusted Operating Income:					
Operating income from continuing operations	122,801	158,998	142,897	129,699	554,395
Special items[1]	28,010	(4,614)	12,132	25,371	60,899
Adjusted operating income from continuing operations	$ 150,811	$ 154,384	$ 155,029	$ 155,070	$ 615,294
Specialty Care Group Segment					
Revenue	$ 330,137	$ 332,615	$ 345,749	$ 369,226	$ 1,377,727
Adjusted Operating Income:					
Operating income from continuing operations	31,671	31,061	36,337	37,995	137,064
Special items[1]	200	2,090	-	-	2,290
Adjusted operating income from continuing operations	$ 31,871	$ 33,151	$ 36,337	$ 37,995	$ 139,354
Corporate/Other					
Revenue	$ 3,089	$ 3,030	$ 614	$ 631	$ 7,364
Adjusted Operating Income:					
Operating income from continuing operations	(88,384)	(56,328)	(56,705)	(49,547)	(250,964)
Special items[1]	47,092	12,491	1,062	1,254	61,899
Adjusted operating income from continuing operations	$ (41,292)	$ (43,837)	$ (55,643)	$ (48,293)	$ (189,065)

1. *Excludes special items and discontinued operations. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare